SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                March 6, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Delaware                  0-16203                 84-1060803
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
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             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective March 6, 2006, Delta Petroleum Corporation entered into a Sixth Amendment to our existing Credit Agreement with JPMorgan Chase Bank, N.A. and our other banks pursuant to which, among other things, removed the quarter ended March 31, 2006 from the requirement in the Credit Agreement to not permit our ratio of consolidated current assets to consolidated current liabilities to be less than 1.0 to 1.0 as of the end of each fiscal quarter.

     The description set forth above is qualified in its entirety by the Sixth Amendment to Credit Agreement, which is filed herewith as Exhibit 10.1.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibits identified below are filed as part of this report:

Exhibit 10.1    Sixth Amendment to Credit Agreement between Delta
                Petroleum Corporation and the banks named therein, dated March 6, 2006



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  March 10, 2006                 By: /s/ Stanley F. Freedman
                                          Stanley F. Freedman, Executive
                                          Vice President and Secretary